Exhibit 10.4
JOINDER AGREEMENT

(Other Parity Lien Obligations)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of June 23, 2021, is among WILMINGTON TRUST, NATIONAL ASSOCIATION (the “New Representative”), as an Other Parity Obligations Representative, UBS AG, STAMFORD BRANCH, as ABL Facility Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable Parity Lien Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Parity Lien Collateral Trustee, and CVR PARTNERS, LP (on behalf of itself and its Subsidiaries).

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of September 30, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Representative) referred to above. This Agreement has been entered into to record the accession of the New Representative as Other Parity Lien Obligations Representative under the Intercreditor Agreement and to evidence the authority granted by the New Representative to the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee to act on behalf of the New Representative under the Intercreditor Agreement.

Article I.

Definitions

SECTION 1.01    Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Article II.

Accession

SECTION 2.01    The New Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other Parity Lien Obligations Representative as if it had originally been party to the Intercreditor Agreement as an Other Parity Lien Obligations Representative.

SECTION 2.02    The New Representative agrees that the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee shall have the authority to act on behalf of the New Representative under the Intercreditor Agreement, and each of the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee accepts such authority.

SECTION 2.03    The New Representative confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: Wilmington Trust, National Association,

Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, MN, Attention of CVR Partners, LP 2028 Secured Notes Administrator.

SECTION 2.04    Each party to this Agreement (other than the New Representative) confirms the acceptance of the New Representative as an Other Parity Lien Representative for purposes of the Intercreditor Agreement.

SECTION 2.05    Wilmington Trust, National Association is acting in its capacity as Other Parity Lien Representative solely for the Secured Parties under that certain Indenture dated as of the date hereof, among the Issuers, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

ARTICLE III

Miscellaneous

SECTION 3.01    This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02    This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature page follows.]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other Parity Obligations Representative
By:     /s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

UBS AG, STAMFORD BRANCH, as ABL Facility Collateral Agent
By:     /s/ Anthony N. Joseph
Name: Anthony N Joseph
Title: Associate Director
By:     /s/ Houssem Daly
Name: Houssem Daly
Title: Director
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable Parity Lien Representative
By:     /s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Parity Lien Collateral Trustee
By:     /s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer
[Signature Page to
Joinder Agreement (Other Parity Lien Obligations)]

CVR PARTNERS, LP (on behalf of itself and its Subsidiaries)
By: CVR GP, LLC,
    its general partner
By:     /s/ Tracy D. Jackson
Name:     Tracy D. Jackson
Title:    Executive Vice President and
    Chief Financial Officer

[Signature Page to
Joinder Agreement (Other Parity Lien Obligations)]